UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:  MARCH 31, 2014

DISCOUNT COUPONS CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Florida	333-183521	27-236124
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

 5584 Rio Vista Drive, Clearwater, Florida 33760

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(727) 324-0161

REGISTRANT’S TELEPHONE NUMBER

Not Applicable

(FORMER NAME OR FORMER ADDRESS, IF CHANGES SINCE LAST REPORT)

All correspondence to:

Frederick M. Lehrer, Esquire
Attorney and Counselor at Law
285 Uptown Road, 402
Altamonte Springs, Florida 32701
Office: (321) 972-8060
Email: flehrer@securitiesattorney1.com
Website: www.securitiesattorney1.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Discount Coupons Corporation, a Florida corporation, is referred to herein as “we”, “our” or “us”.

Section 5- Corporate Governance and Management

Item 5.02 Departure of Directors and Principal Officer; Appointment of Principal Officer and Election of Directors:

Effective March 31, 2014, our Board of Directors accepted the resignation of Russell Cohen as a member of our Board of Directors. The resignation was not in connection with any of our operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 7, 2014

DISCOUNT COUPONS CORP.

By:	/s/ Pat Martin
Chief Executive Officer